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                           Exhibit 99 j(1)
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                        Consent of Ropes & Gray



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                          CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 23 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.


                                            /s/ Ropes & Gray

                                            ROPES & GRAY


Washington, D.C.
March 1, 2001